UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2005

BEAR STEARNS ASSET BACKED SECURITIES I LLC

(Exact name of registrant as specified in its charter)

Delaware	333-125422	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The consolidated balance sheets of Assured Guaranty Corp. as of December 31, 2003 and December 31, 2002 and the related consolidated statements of operations and comprehensive income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003, included in the prospectus supplement have been incorporated herein in reliance on the report of Pricewaterhouse Coopers LLP, Independent Registered Public Accounting Firm, given on the authority of that firm as experts in accounting and auditing.

Item 9.01(c). Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits
Item 601(a) of Regulation S-K
Exhibit No.		Exhibit No.	Description

Consent of Pricewaterhouse Coopers LLP, Independent Registered Public Accounting Firm of Assured Guaranty Corp. with respect to the Bear Stearns Asset Backed Securities I Trust 2005-AC5, Asset- Backed Certificates, Series 2005-AC5.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED

SECURITIES I LLC

By:	/s/ Baron Silverstein
	Name:	Baron Silverstein
	Title:	Vice President

Dated: July 27, 2005

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	23	Consent of Independent Registered Public Accounting Firm	6